================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                  FORM 8-K A/1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 20, 2002



                            SECURITY BIOMETRICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            NEVADA                     0-30711                   88-0209119
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)




         1410 - 1030 WEST GEORGIA STREET, VANCOUVER, BC, CANADA V6E 2Y3
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: 604-609-7749
                                                    ------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)


================================================================================

ITEM 2.  ACQUISITION OF ASSETS

     Filed by reference Form 8K dated June 26

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a)  Financial Statement of Business Acquired, prepared pursuant to Rule
         3.05 of Regulation S-X.

     ITEM                                                                   PAGE

     AUDITED FINANCIAL STATEMENTS OF LIGHTEC COMMUNICATIONS CORP.

     Report of Moffitt & Company, Certified Public Accountants                 4

     Balance Sheet - June 30, 2002; December 31, 2001 and 2000                 5

     Statement of Income - for the six months ended June 30, 2002, and
         years ended December 31, 2001, 2000 and 1999                          7

     Statement of Shareholders Equity                                          8

     Statement of Changes in Cash - for the six months ended June 30,
         2002, and years ended December 31, 2001, 2000 and 1999               10

     Notes to Financial Statements                                            12

     b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X.

     ITEM                                                                   PAGE

     SECURITY BIOMETRICS, INC. AND LIGHTEC COMMUNICATIONS CORP. PRO FORMA
         CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

     Pro Forma Condensed Combined Balance Sheet - June 30, 2002               23

     Pro Forma Condensed Combined Statement of Operations - Year Ended
         December 31, 2001                                                    25

     Pro Forma Condensed Combined Statement of Operations - Six Months
         Ended June 30, 2002                                                  26

     Notes to Pro Forma Condensed Combined Financial Statements               27


     The Unaudited pro forma condensed combined balances sheet as of June 30, 2002, and the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2002 give effect to the acquisition of Lightec Communications Corp. by Security Biometrics, Inc. as if the acquisition, accounted for as a purchase, had occurred on July 1, 2001. The pro forma information is based on historical financial statements Lightec Communications Corp. and Security Biometrics, Inc. after giving effect to the transaction using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. Security Biometrics Inc. has accepted the book value of the acquired assets and liabilities as the fair value. The pro forma financial statements have been prepared on this basis.

EXHIBITS (FILED BY REFERENCE FORM 8K JUNE 14, 2002)

     Agreement and Plan of merger dated as of March 14, 2002, by and among Security Biometrics, Inc., LT Acquisition Corp., Lightec Communications Corp., Maryanne Richards and Michael Richards.

1. Promissory Note for $1,000,000 dated June 14, 2002 between Security Biometrics, Inc. and Maryanne Richards.

2. Promissory Note for $1,000,000 dated June 14,2002 between Security Biometrics, Inc. and Gerard Munera.

3. Security Agreement for the $1,000,000 Promissory Note dated June 14, 2002 between Security Biometrics, Inc. and Maryanne Richards.

4. Security Agreement for the $1,000,000 Promissory Note dated June 14, 2002 between Security Biometrics, Inc. and Gerard Munera.

5. Employment Agreement between Michael Richards and Security Biometrics, Inc. dated June 14, 2002.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SECURITY BIOMETRICS, INC.
                                       -------------------------
                                              (Registrant)



Date: September 20, 2002                 By /s/ "David Alexander"
                                            David Alexander
                                            Chief Financial Officer

                                           (Chief Accounting Officer and Duly
                                           Authorized Officer of the Registrant)

MOFFITT & COMPANY, P.C.
--------------------------------------------------------------------------------
Certified Public Accountants                     5040 East Shea Blvd., Suite 270
                                                 Scottsdale, Arizona  85254
                                                 (480) 951-1416
                                                 Fax (480) 948-3510
                                                 moffittcpas@eschelon.com



                          INDEPENDENT AUDITORS' REPORT


To The Stockholders and Board of Directors
Lightec Communications Corp.


We have audited the accompanying balance sheets of Lightec Communications Corp. as of June 30, 2002, December 31, 2001 and December 31, 2000 and the related statements of income, stockholder's equity and cash flows for the six months ended June 30, 2002 and the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lightec Communications Corp. as of June 30, 2002, December 31, 2001 and December 31, 2000, and the results of its operations and its cash flows for the six months ended June 30, 2002 and the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.



MOFFITT & COMPANY, P.C.
SCOTTSDALE, ARIZONA

September 13, 2002

                          LIGHTEC COMMUNICATIONS CORP.
                                 BALANCE SHEETS
                    JUNE 30, 2002, DECEMBER 31, 2001 AND 2000

                                     ASSETS

                                                                         DECEMBER 31,
                                                     JUNE 30,      -----------------------
                                                       2002          2001         2000
                                                    ----------     --------     ----------
CURRENT ASSETS
     Cash and cash equivalents                      $  197,873     $402,013     $  308,989

     Marketable securities                                   0            0        769,982
     Accounts receivable                                29,836       84,179      5,300,342
     Loan receivable, Security Biometrics, Inc.      1,250,000            0              0
     Notes receivable                                        0            0        690,000
     Prepaid expenses                                   83,651       79,615         68,575
                                                    ----------     --------     ----------

           TOTAL CURRENT ASSETS                      1,561,360      565,807      7,137,888
                                                    ----------     --------     ----------
PROPERTY AND EQUIPMENT,
   NET OF ACCUMULATED
   DEPRECIATION                                        146,363      163,661        190,657
                                                    ----------     --------     ----------

           TOTAL ASSETS                             $1,707,723     $729,468     $7,328,545
                                                    ==========     ========     ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                                 DECEMBER 31,
                                              JUNE 30,      -----------------------
                                                2002          2001          2000
                                             ----------     --------     ----------
CURRENT LIABILITIES
    Accounts payable                         $  135,092     $ 85,447     $1,918,233
    Accrued liabilities                          88,174       45,000         25,000
    Payroll and sales taxes payable                 179        5,993          3,839
    Corporation income taxes payable            424,542       27,251          7,586
    Deferred corporation income tax                   0            0        181,000
    Billings in excess of costs and
       estimated earnings on
       uncompleted contracts                    541,245      135,038      1,581,915
    Loan payable, officer                             0            0        195,000
    Notes payable, lines of credit                    0            0        978,299
    Notes payable, equipment,
       current portion                           23,667       23,667              0
                                             ----------     --------     ----------

       TOTAL CURRENT LIABILITIES              1,212,899      322,396      4,890,872
                                             ----------     --------     ----------
LONG-TERM LIABILITIES
    Notes payable, equipment,
       long-term portion                          5,251       51,288              0
                                             ----------     --------     ----------
       TOTAL LONG-TERM
              LIABILITIES                         5,251       51,288              0
                                             ----------     --------     ----------

STOCKHOLDER'S EQUITY
    Common stock
       Authorized - 200 shares,
          no par value
       Issued and outstanding - 50 shares           100          100            100
    Additional paid in capital                    8,439        8,439          8,439
    Retained earnings                           481,034      347,245      2,429,134
                                             ----------     --------     ----------

TOTAL STOCKHOLDER'S EQUITY                      489,573      355,784      2,437,673
                                             ----------     --------     ----------
       TOTAL LIABILITIES AND
              STOCKHOLDER'S EQUITY           $1,707,723     $729,468     $7,328,545
                                             ==========     ========     ==========


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                              STATEMENTS OF INCOME
                   FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


                                           SIX MONTHS
                                              ENDED          YEARS ENDED DECEMBER 31,
                                             JUNE 30,      ----------------------------
                                              2002             2001            2000
                                          -----------      -----------      -----------
REVENUE
     Contract revenues earned             $ 3,950,827      $ 4,496,173      $ 6,486,522
                                          -----------      -----------      -----------

COST AND EXPENSES
     Cost of revenues earned                2,040,459        1,508,026        3,142,565
     Wages                                     57,000          688,160          828,017
     Depreciation                              29,088          103,615           66,894
     Selling, general and administrative      100,357          400,140          573,997
                                          -----------      -----------      -----------

        TOTAL COST AND EXPENSES             2,226,904        2,699,941        4,611,473
                                          -----------      -----------      -----------
OPERATING INCOME                            1,723,923        1,796,232        1,875,049

OTHER INCOME (EXPENSE)
     Interest and dividend income                   0           12,010           50,315
     Interest expense                            (471)         (10,120)         (12,177)
     Loss on marketable securities             (5,526)        (457,548)      (1,565,592)
     Loss on abandoned assets                       0          (16,347)          (4,619)
                                          -----------      -----------      -----------
        TOTAL OTHER INCOME
               (EXPENSE)                       (5,997)        (472,005)      (1,532,073)
                                          -----------      -----------      -----------

INCOME BEFORE CORPORATION
    INCOME TAXES                            1,717,926        1,324,227          342,976

CORPORATION INCOME TAXES
    (BENEFIT)                                 425,875         (151,092)          74,746
                                          -----------      -----------      -----------

NET INCOME                                $ 1,292,051      $ 1,475,319      $   268,230
                                          ===========      ===========      ===========

NET INCOME PER COMMON SHARE

       Basic and Diluted                  $    25,841      $    29,506      $     5,365
                                          ===========      ===========      ===========
WEIGHTED AVERAGE NUMBER OF
    COMMON SHARES OUTSTANDING

       Basic and Diluted                           50               50               50
                                          ===========      ===========      ===========


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                   FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                     COMMON STOCK       ADDITIONAL
                                                  -----------------       PAID IN          RETAINED
                                                  SHARES     AMOUNT       CAPITAL          EARNINGS           TOTAL
                                                  ------     ------     ----------       -----------        -----------
BALANCE, JANUARY 1, 2000                              50     $  100         $8,439       $ 4,016,785        $ 4,025,324

NET INCOME FOR THE YEAR
   ENDED, DECEMBER 31, 2000                            0          0              0           268,230            268,230

DIVIDENDS PAID                                         0          0              0        (1,855,881)        (1,855,881)
                                                  ------     ------         ------       -----------        -----------
BALANCE, DECEMBER 31, 2000                            50        100          8,439         2,429,134          2,437,673

NET INCOME FOR THE YEAR
   ENDED, DECEMBER 31, 2001                            0          0              0         1,475,319          1,475,319

DIVIDENDS PAID                                         0          0              0        (3,557,208)        (3,557,208)
                                                  ------     ------         ------       -----------        -----------
BALANCE, DECEMBER 31, 2001                            50        100          8,439           347,245            355,784


NET INCOME FOR THE SIX MONTHS
   ENDED JUNE 30, 2002                                 0          0              0         1,292,051          1,292,051

DIVIDENDS PAID                                         0          0              0        (1,158,262)        (1,158,262)
                                                  ------     ------         ------       -----------        -----------
BALANCE, JUNE 30, 2002                                50     $  100         $8,439       $   481,034        $   489,573
                                                  ======     ======         ======       ===========        ===========


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                            STATEMENTS OF CASH FLOWS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                         SIX MONTHS
                                                            ENDED          YEARS ENDED DECEMBER 31,
                                                          JUNE 30,       ----------------------------
                                                            2002             2001            2000
                                                        -----------      -----------      -----------
CASH FLOWS FROM
   OPERATING ACTIVITIES:
     Net income                                         $ 1,292,051      $ 1,475,319      $   268,230

     Adjustments to reconcile net income to
         net cash provided by operating activities:
          Depreciation                                       29,088          103,615           66,894
          Abandonment of property and equipment                   0           16,347            4,619
     Deferred tax assets/liabilities                              0         (181,000)        (151,075)
     Changes in operating assets and liabilities:
         Marketable securities                                    0          776,599         (554,517)
         Accounts receivable                                 54,343        5,216,163       (1,372,685)
         Prepaid expenses                                    (4,036)         (11,040)         (53,679)
         Accounts payable                                    49,645       (1,832,786)       1,505,993
         Accrued liabilities                                 43,174           20,000           60,708
         Payroll and sales taxes payable                     (5,814)           2,154            3,839
         Corporation income taxes payable                   397,291           19,665           (2,162)
         Billings in excess of costs and
           estimated earnings on
           uncompleted contracts                            406,207       (1,446,877)       1,581,915
                                                        -----------      -----------      -----------
NET CASH PROVIDED BY
   OPERATING ACTIVITIES                                   2,261,949        4,158,159        1,358,080

CASH FLOWS FROM
    INVESTING ACTIVITIES:
        Purchases of property and equipment                 (11,790)         (11,482)         (32,504)
        Investment in notes and loans receivable         (1,250,000)               0         (465,192)
        Repayments of notes and loans receivable                  0          690,000                0
                                                        -----------      -----------      -----------
NET CASH PROVIDED (USED) BY
    INVESTING ACTIVITIES                                 (1,261,790)         678,518         (497,696)
                                                        -----------      -----------      -----------


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                   FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000



                                                        SIX MONTHS
                                                          ENDED           YEARS ENDED DECEMBER 31,
                                                         JUNE 30,       ----------------------------
                                                           2002            2001              2000
                                                       -----------      -----------      -----------
CASH FLOWS FROM
   FINANCING ACTIVITIES:
      Proceeds from notes payable, lines of credit     $         0      $         0      $ 1,188,222
      Repayment of notes payable, lines of credit                0         (978,299)        (761,943)
      Repayment of notes payable, equipment                (46,037)         (13,146)               0
      Repayment of officer loan                                  0         (195,000)         195,000
      Dividends paid                                    (1,158,262)      (3,557,208)      (1,855,881)
                                                       -----------      -----------      -----------
NET CASH (USED) BY
    FINANCING ACTIVITIES                                (1,204,299)      (4,743,653)      (1,234,602)
                                                       -----------      -----------      -----------

NET INCREASE (DECREASE) IN CASH                           (204,140)          93,024         (374,218)

CASH AND CASH EQUIVALENTS, AT
   BEGINNING OF PERIOD                                     402,013          308,989          683,207
                                                       -----------      -----------      -----------
CASH AND CASH EQUIVALENTS, AT
   END OF PERIOD                                       $   197,873      $   402,013      $   308,989
                                                       ===========      ===========      ===========
SUPPLEMENTAL DISCLOSURE OF
   CASH FLOW INFORMATION

      CASH PAID DURING THE
          PERIOD FOR:

               Interest                                $       471      $    10,120      $    12,177
                                                       ===========      ===========      ===========
               Taxes                                   $         0      $    24,380      $    13,908
                                                       ===========      ===========      ===========

NON-CASH INVESTING AND
   FINANCING ACTIVITIES:

       Financing of purchases of
          property and equipment                       $         0      $    78,030      $         0
                                                       ===========      ===========      ===========


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000



NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          ORGANIZATION AND NATURE OF BUSINESS

          Lightec Communications Corp. (hereinafter referred to as the Company) is a New York corporation incorporated on July 2, 1996. The Company is a provider of high quality telecommunications design, installation and information technology services.

          On March 13, 2002, the Company entered into a statutory merger agreement with Security Biometrics, Inc. (hereinafter referred to as Security) whereby the stockholder of the company exchanged her shares of common stock for common stock of Security and the Company became a wholly-owned subsidiary of Security. The stockholder of the Company exchanged 50 shares of the common stock for 19,000,000 shares of Security Biometrics, Inc. common stock, plus $4,000,000 in cash promissory notes.


          CASH AND CASH EQUIVALENTS

          For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.


          ACCOUNTING ESTIMATES

          Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.


          REVENUE AND COST RECOGNITION

          The Company recognizes revenues from fixed-price and modified fixed-price construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. This method is used because management considers total cost to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

          Revenue from time-and-materials contracts is recognized currently as the work is performed.



            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000


NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


          REVENUE AND COST RECOGNITION (CONTINUED)

          Contract costs include all direct material, subcontract and labor costs and those indirect costs related to contract performance. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

          The asset, "costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

          Revenue from claims is recognized when realization is probable and the amount can be reliably estimated. When realization is probable, but the amount cannot be reliably estimated, revenue is recognized to the extent of costs incurred.


          ACCOUNTS RECEIVABLE

          Accounts receivable are reported at the customers' outstanding balances less any allowance for doubtful accounts.


          ALLOWANCE FOR DOUBTFUL ACCOUNTS

          The allowance for doubtful accounts receivable is charged to income in amounts sufficient to maintain the allowance for uncollectible accounts at a level management believes is adequate to cover any possible losses.


          PROPERTY AND EQUIPMENT

          Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000


NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


          PROPERTY AND EQUIPMENT (CONTINUED)

          The Company depreciates its property and equipment for financial reporting purposes using the straight-line method based upon the following useful lives of the assets:

                  Machinery and equipment                    5 years

                  Furniture and fixtures                     7 years

                  Computer equipment                         3 years

                  Vehicles                                   5 years


          NET INCOME PER SHARE

          The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted income per share. Basic income per share is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted income per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.


          LONG-LIVED ASSETS

          Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. This standard did not have a material effect on the Company's results of operations, cash flows or financial position.


          DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

          The Company estimates that the fair value of all financial instruments as of June 30, 2002, December 31, 2001 and 2000, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheets. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realized in a current market exchange.


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.

                          NOTES TO FINANCIAL STATEMENTS

             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000



NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


          INCOME TAXES
          ------------

          The Company, with the consent its stockholder elected under the Internal Revenue Code to be an S corporation. In lieu of U.S. Corporation income taxes, the stockholder of an S corporation is taxed based on her proportionate share of the Company's taxable income. Therefore, no provision or liability for U.S. income taxes has been included in these financial statements.

          On March 14, 2002, the Subchapter S status was terminated due to the merger with Security Biometrics, Inc.

          Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax basis of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.



NOTE 2    RECENT ACCOUNTING PRONOUNCEMENTS

          In 2001 and 2002, the FASB issued the following statements:

               FASB 141 - Business combinations

               FASB 142 - Goodwill and other intangible assets

               FASB 143 - Accounting for asset retirement obligation

               FASB 144 - Accounting for the impairment or disposal of
                 long-lived assets

               FASB 145 - Recission of FASB statements 4, 44 and 64 and
                 amendment of FASB 13

               FASB 146 - Accounting for costs associated with exit or disposal activities

               FASB 141-146 did not have a material impact on the Company's financial position and results of operations.


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000


NOTE 3    CASH IN BANK

          The Federal Deposit Insurance Corporation and the Securities Investor Protection Corporation insure up to $100,000 for approved deposits in registered financial institutions. The following is a summary of cash deposits that are not covered by the insurance:


               June 30, 2002                              $452,751

               December 31, 2001                           216,302

               December 31, 2000                           168,345



NOTE 4    MARKETABLE SECURITIES

          The Company adopted statement of financial accounting standards No. 115 and classified its marketable securities as trading securities. The FASB requires that marketable securities be classified as current assets, realized and unrealized gains and/or losses and dividend and interest income be included in the statement of operations and cash flows from purchases, sales and maturities be classified as cash flows from operating activities.



NOTE 5    ACCOUNTS RECEIVABLE


                                                                                  DECEMBER 31,
                                                                JUNE 30,     ----------------------
                                                                  2002         2001         2000
                                                                --------     -------     ----------
          A summary of accounts receivable
          and allowance for doubtful accounts is
          as follows:
                 Non-related entities:
                      Bridgeport School District                 $     0     $     0     $2,765,304
                      Bridgeport Catholic School System                0           0      2,064,006
                      Corstar Business Consulting                      0      65,336              0
                 Other non-related                                 5,058      18,843        471,032
                      Related entity                              24,778           0              0
                                                                 -------     -------     ----------

                 Total accounts receivable                       $29,836     $84,179     $5,300,342
                                                                 =======     =======     ==========


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000


NOTE 6    LOAN RECEIVABLE, SECURITY BIOMETRICS, INC.

          The loan is unsecured, does not bear interest and does not have a maturity date.


NOTE 7    NOTES RECEIVABLE

          The notes receivable were secured by marketable securities, did not bear interest and were repaid approximately thirty days after issuance.


NOTE 8    ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

                                                                              DECEMBER 31,
                                                         JUNE 30,      -------------------------
                                                           2002           2001           2000
                                                        ----------     ----------     ----------
          Costs incurred on uncompleted contracts       $1,461,365     $  146,952     $1,597,298

          Estimated earnings                             1,148,208        115,462      1,255,019
                                                        ----------     ----------     ----------
                                                         2,609,573        262,414      2,852,317

               Less: Billings to date                    3,150,818        397,452      4,434,232
                                                        ----------     ----------     ----------

          Billings in excess of costs and estimated
            earnings on uncompleted contracts           $  541,245     $  135,038     $1,581,915
                                                        ==========     ==========     ==========


NOTE 9    PROPERTY AND EQUIPMENT

          Property and equipment and accumulated depreciation consists of the following:

                                                              DECEMBER 31,
                                            JUNE 30,     ---------------------
                                              2002         2001         2000
                                            --------     --------     --------
          Machinery and equipment           $ 98,396     $ 98,396     $ 80,037

          Furniture and fixtures               7,879        7,878       11,315

          Computer equipment                  45,600       40,384       44,009

          Vehicles                           103,902      120,618      184,167
                                            --------     --------     --------
                                             255,777      267,276      319,528

          Less accumulated depreciation      109,414      103,615      128,871
                                            --------     --------     --------

          Total property and equipment      $146,363     $163,661     $190,657
                                            ========     ========     ========


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000


NOTE 10   NOTES PAYABLE, LINES OF CREDIT

                                                                  DECEMBER 31,
                                                     JUNE 30,   ----------------
                                                       2002      2001     2000
                                                     --------   -----   --------
          On September 12, 2000, the Company
          received a $75,000 line of credit from
          Rhineback Savings Bank. Interest was
          payable monthly at prime plus 1.75%. The
          note matured on September 12, 2001. The
          note was secured by a second mortgage on
          a residence owned by the stockholder of
          the Company.                                $    0    $   0   $ 69,137

          On May 19, 2000, the Company acquired a
          $100,000 line of credit from the Bank of
          New York. The loan automatically renewed
          annually. The note required monthly
          payments of principal (1/60th of the
          principal balance) plus interest at
          prime plus 3%. The loan was secured by
          all personal property of the Company
          which was $319,528, at cost.                     0        0     65,105

          On November 10, 1999, the Company
          received a $500,000 line of credit from
          Merrill Lynch Business Financial
          Services, Inc. Interest was payable
          monthly at 2.40% and the 30-day dealer
          commercial paper rate. The note was due
          on each anniversary date of the loan and
          provided for annual renewals. The loan
          was secured by the securities maintained
          in the Company's Merrill Lynch broker
          accounts which amounted to $465,192.             0        0    348,057


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000


NOTE 10   NOTES PAYABLE, LINES OF CREDIT (CONTINUED)

                                                                  DECEMBER 31,
                                                     JUNE 30,   ----------------
                                                       2002      2001     2000
                                                     --------   -----   --------

          On December 28, 2000, the Company
          received a $500,000 loan from S & T
          Bank. Interest was payable monthly at
          prime plus one-half percent. The loan
          matured on January 30, 2001 and was
          renewed for one year. The note was
          secured by all of the Company's assets
          which amounted to $1,707,723.               $    0    $   0   $496,000
                                                      ------    -----   --------

                                                      $    0    $   0   $978,299
                                                      ======    =====   ========


NOTE 11   NOTES PAYABLE, EQUIPMENT

                                                                  DECEMBER 31,
                                                    JUNE 30,    ----------------
                                                      2002        2001     2000
                                                    --------    -------   ------
          Payable to General Motors Acceptance
          Corporation, secured by two 2001 GMC
          Savanas with original costs of $46,864;
          payable for 36 months at $1,316 per
          month including interest at 4.9%.          $28,918    $36,805   $    0

          Payable to Kubota Credit Corporation,
          secured by various items of equipment
          with an original cost of $42,400;
          payable for 60 months at $658 per month
          including interest at 5.9%.                      0     38,150        0
                                                     -------    -------   ------

          Total                                       28,918     74,955        0

          Less current portion                        23,667     23,667        0
                                                     -------    -------   ------

          Long-term portion                          $ 5,251    $51,288   $    0
                                                     =======    =======   ======

            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000


NOTE 11   NOTES PAYABLE, EQUIPMENT (CONTINUED)

                                                                 DECEMBER 31,
                                                   JUNE 30,    ----------------
                                                     2002        2001     2000
                                                   --------    -------     ----
          Principal maturities are as follows:

               December 31, 2001                   $     0     $23,667     $  0
               December 31, 2002                         0      23,667        0
               December 31, 2003                    23,667      13,150        0
               December 31, 2004                     5,251       7,893        0
               December 31, 2005                         0       6,578        0
                                                   -------     -------     ----
                                                   $28,918     $74,955     $  0
                                                   =======     =======     ====


NOTE 12   401(K) PLAN

          On February 1, 2002, the Company adopted a 401(K) retirement savings plan for its employees. Contributions are determined by the Board of Directors, and the Company did not make any contribution to the plan for the six months ended June 30, 2002 and the years ended December 31, 2002 and 2001.



NOTE 13   ECONOMIC DEPENDENCY

                                                                          DECEMBER 31,
                                                            JUNE 30,     --------------
                                                              2002       2001      2000
                                                            --------     ----      ----
    Sales
       Sales to major customers were as follows:

            Customer A                                         99%       47%       63%
            Customer B                                         --        21%       25%
            Customer C                                         --        16%       --


    Purchases
       Purchases from major suppliers and subcontractors were as follows:

            Supplier or Subcontractor A                        --        55%       15%
            Supplier or Subcontractor B                        33%        3%       --
            Supplier or Subcontractor C                        --        --        11%
            Supplier or Subcontractor D                        15%       --        --
            Supplier or Subcontractor E                        26%       --        --


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000


NOTE 14   WAGES

     On January 1, 2002, the Company transferred all of its employees to an employer staffing company and is leasing back the employees from that company.



NOTE 15   EMPLOYMENT AGREEMENT

     On June 13, 2002, the Company entered into an employment contract with its Co-Manager. The details of the contract are as follows:

               A. Term - The agreement shall terminate on December 31, 2004 and may be renegotiated or renewed at the discretion of the Board of Directors.

               B. Annual salary - $150,000.

               C. Executive bonus
                    The Co-Manager shall receive a bonus of 5% - 20% of established EBITDA earnings.

               D. Termination - just cause
                    Salary paid to the date of termination plus pro-rata executive bonus.

               E. Termination - without just cause
                    Salary payable for the period from the date of termination through the expiration date of the agreement.


NOTE 16   ADVERTISING

     The Company expenses all advertising as incurred. For the six months ended June 30, 2002, the Company charged to operations $2,535 of advertising cost. The Company did not have any advertising costs in the years ended December 31, 2001 and 2000.



NOTE 17   REAL ESTATE LEASES

     On January 1, 2000, the Company entered into a six month lease at $1,400 per month from an unrelated entity plus paid the President of the Company $45,000 for rental facilities. On September 1, 2001, the Company leased its facilities in Pleasant Valley, New York for 12 months at monthly rentals of $925.


            See Accompanying Notes and Independent Auditors' Report.

                          LIGHTEC COMMUNICATIONS CORP.
                          NOTES TO FINANCIAL STATEMENTS
             JUNE 30, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000

NOTE 17   REAL ESTATE LEASES (CONTINUED)

     The Company is presently renting its facilities on a month-to-month basis. Rent expense for the six months ended June 30, 2002 and the years ended December 31, 2001 and 2000 was $5,500, $21,188 and $85,536, respectively.


NOTE 18   INCOME TAXES

     For the periods from January 1, 2000 to March 14, 2002, the Company was a Subchapter S Corporation and was not subject to U.S. Corporation income taxes, but was subject to a modified New York income tax.

     For the year ended December 31, 2000, the Corporation was subject to Connecticut income taxes and the Connecticut tax was cancelled for subsequent years.

     The corporation files its tax returns on a cash basis and had deferred taxes on the cash basis/accrual basis differences in reporting of income and expenses. The amount of deferred taxes on this accrual was:

           December 31, 2000                           $ 181,000

     The Corporation's state income tax for the year ended December 31, 2001 was computed as follows:

           Cancellation of deferred Connecticut
              income tax when state cancelled the
              subchapter S tax (Benefit)               $(153,000)
           State tax for year                             (1,908)
                                                       ---------
           Tax benefit for the year                    $(151,092)
                                                       =========

     The provision for income taxes for the six months ended June 30, 2002 is comprised of U.S. corporation income tax and the state taxes for Connecticut and New York.


            See Accompanying Notes and Independent Auditors' Report.

           SECURITY BIOMETRICS, INC. AND LIGHTEC COMMUNICATIONS CORP.
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On June 14, 2002, the Company acquired all of the issued and outstanding shares of the common stock of Lightec for cash consideration of $4,000,000 and shares of 19,000,000 common stock of Security Biometrics. An additional 4,000,000 shares of common stock of Security Biometrics and $200,000 cash was paid out as finder's fees for assisting in closing this transaction. Security Biometrics acquired Lightec effective March 14, 2002.

In connection with the acquisition, Security Biometrics entered into an employment contract with one key employee of Lightec.

The acquisition will be accounted for as a purchase with the assets acquired and liabilities assumed recorded at fair values, and the results of Lightec's operations in the Company's consolidated financial statements from the date of effective acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2002 is based on the historic balance sheets of the Company and Lightec as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of income for the year ended December 31, 2001, and the six months ended June 30, 2002, are based on historical income statements of income of the Company and Lightec for those periods. The pro forma condensed statements of income assume the acquisition took place on January 1, 2000.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the prop forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price which has been established at book value, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Lightec.

SECURITY BIOMETRICS, INC. AND  LIGHTEC COMMUNICATIONS CORP
PRO - FORMA CONDENSED BALANCE SHEET (UNAUDITED)
JUNE 30, 2002

                                                       SBTI          LIGHTEC       ADJUSTMENTS        REFERENCE    PRO-FORMA
                                                    ----------     ----------      -----------        ---------   -----------
BALANCE SHEET

          CURRENT ASSETS
            Cash                                    $  283,424     $  197,873      $ 5,728,031          2,3,4     $ 6,209,328

            Accounts receivable                             --         29,836               --                         29,836

            Loan receivable, Security Biometrics                    1,250,000       (1,250,000)             1              --

            Inventory                                                      --                                              --

            Prepaid expenses                           115,077         83,651                                         198,728
                                                    ----------     ----------      -----------                    -----------
          TOTAL CURRENT ASSETS                         398,501      1,561,360        3,130,570                      6,437,892


          PROPERTY & EQUIPMENT, NET                     66,501        146,363                                         212,864

          OTHER ASSETS

            Goodwill - Lightec                       8,627,500                      (1,250,000)             1       7,377,500

            Investment in Wondernet, Ltd.              187,500                                                        187,500

            Rent security deposit                        4,374             --                                           4,374
                                                    ----------     ----------      -----------                    -----------
          Total other assets                         8,819,374             --               --                      7,569,374
                                                    ----------     ----------      -----------                    -----------
                                                    $9,284,376     $1,707,723     $  3,130,570                    $14,122,130
                                                    ==========     ==========     ============                    ===========

                                                       SBTI          LIGHTEC       ADJUSTMENTS        REFERENCE    PRO-FORMA
                                                    ----------     ----------      -----------        ---------   -----------
CURRENT LIABILITIES
  Accounts payable
    Non-related entities                         $    340,540      $  135,271                                     $   475,811
    Related entities                                  287,858                                                         287,858
  Accrued liabilities                                  34,145          88,174                                         122,319
  Corporate income taxes payable                                      424,542                                         424,542
  Capital lease payable, current portion                5,230                                                           5,230
  Loan payable, Security Biometrics                 1,250,000                       (1,250,000)             1              --
  Notes payable, current portion                    2,000,000                                                       2,000,000
  Convertible debentures, current                          --                                                              --
  Billings in excess of costs and
     estimated earnings on
     uncompleted contracts                                            541,245                                         541,245
  Notes payable, equipment
     current portion                                                   23,667                                          23,667
                                                 ------------      ----------      -----------                    -----------
TOTAL CURRENT LIABILITIES                           3,917,773       1,212,899       (1,250,000)                     3,880,672


LONG TERM LIABILITIES

             Convertible debentures payable           100,000                                                         100,000

Capital lease payable, net of current                   6,411                                                           6,411
  Notes payable, equipment
     long-term portion                                                  5,251                                           5,251
                                                 ------------      ----------      -----------                    -----------
TOTAL LONG TERM LIABILITIES                           106,411           5,251                                         111,662

STOCKHOLDERS' EQUITY

  Issued and outstanding - at par                     117,601             100             (100)                       117,601

  Paid in capital in excess of par                  7,346,572           8,439           (8,439)                     7,346,572
  Retained earnings (deficit)                     (2,196,992)         481,034        4,486,570          2,3,4       2,770,612

  Accumulated other comprehensive                     (6,989)                               --                         (6,989)
                                                 ------------      ----------      -----------                    -----------
                                                    5,260,192         489,573        4,478,031                     10,227,796
                                                 ------------      ----------      -----------                    -----------
                                                 $  9,284,376      $1,707,723      $ 3,228,031                    $14,220,130
                                                 ============      ==========      ===========                    ===========


See Notes to Pro Forma Consolidated Financial Statements - (Unaudited)

SECURITY BIOMETRICS, INC. AND LIGHTEC COMMUNICATIONS CORP.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS) (UNAUDITED) YEAR ENDED DECEMBER 31, 2001



                                              SBTI             LIGHTEC        ADJUSTMENTS      REFERENCE         PRO FORMA
                                          ------------      ------------      -----------      ---------        -----------
STATEMENT OF OPERATIONS
REVENUES                                  $         --      $  4,496,173                                        $ 4,496,173
COST OF PRODUCTS SOLD                               --        (1,508,026)                                        (1,508,026)
                                          ------------      ------------      -----------                       -----------
GROSS PROFIT                                        --         2,988,147               --                         2,988,147

OPERATING EXPENSES
  Wages                                             --           688,160                                            688,160
  Depreciation                                      --           103,615                                            103,615
  Selling, general and administrative          634,899           400,140                                          1,035,039
                                          ------------      ------------      -----------      ---------        -----------

                                               634,899         1,191,915               --                         1,826,814
                                          ------------      ------------      -----------                       -----------
FINANCING COSTS
  Beneficial conversion feature               (233,333)                                                            (233,333)
  Interest and dividend income                      --            12,010           71,000           6                83,010
  Interest expense                              (2,602)          (10,120)        (325,000)          5              (337,722)
  Loss on marketable securities                     --          (457,548)                                          (457,548)
  Loss on abandoned assets                    (320,000)          (16,347)                                          (336,347)
                                          ------------      ------------      -----------                       -----------

                                              (555,935)         (472,005)        (254,000)                       (1,281,940)
                                          ------------      ------------      -----------                       -----------
INCOME BEFORE CORPORATE INCOME
  TAXES                                     (1,190,834)        1,324,227         (254,000)                         (120,607)

CORPORATION INCOME TAXES
(BENEFIT)                                           --          (151,092)        (101,600)          7              (252,692)

                                          ------------      ------------      -----------                       -----------
NET INCOME                                $ (1,190,834)     $  1,475,319      $  (152,400)                      $   132,085
                                          ============      ============      ===========                       ===========
NET LOSS PER SHARE                        $      (0.02)                                                         $      0.00
                                          ============                                                          ===========

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                        60,757,675                                                           60,757,675
                                          ============                                                          ===========


See Notes to Pro Forma Consolidated Financial Statements (Unaudited)

SECURITY BIOMETRICS, INC. AND LIGHTEC COMMUNICATIONS CORP.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS) (UNAUDITED) SIX MONTHS ENDED JUNE 30, 2002

                                              SBTI             LIGHTEC        ADJUSTMENTS      REFERENCE         PRO FORMA
                                          ------------      ------------      -----------      ---------        -----------
STATEMENT OF OPERATIONS
REVENUES                                  $        --       $ 4,496,173                                           $ 4,496,173
COST OF PRODUCTS SOLD                              --        (1,508,026)                                           (1,508,026)
                                          -----------       -----------       ---------                           -----------
GROSS PROFIT                                       --         2,988,147              --                             2,988,147

OPERATING EXPENSES
  Wages                                            --           688,160                                               688,160
  Depreciation                                     --           103,615                                               103,615
  Selling, general and administrative         609,008           400,140                                             1,009,148
                                          -----------       -----------       ---------        ---------          -----------

                                              609,008         1,191,915              --                             1,800,923
                                          -----------       -----------       ---------                           -----------
FINANCING COSTS
  Beneficial conversion feature                    --                                                                      --
  Interest and dividend income                     --            12,010          35,000              6                 47,010
  Interest expense                            (23,632)          (10,120)       (162,500)             5               (196,252)
  Loss on marketable securities                    --          (457,548)                                             (457,548)
  Loss on abandoned assets                   (200,000)          (16,347)                                             (216,347)
  Foreign exchange                                 --                                                                      --
                                          -----------       -----------       ---------                           -----------

                                             (223,632)         (472,005)       (127,500)                             (823,137)
                                          -----------       -----------       ---------                           -----------
INCOME BEFORE CORPORATE INCOME
   TAXES                                     (832,640)        1,324,227        (127,500)                              364,087

CORPORATION INCOME TAXES
  (BENEFIT)                                        --          (151,092)         51,000              7               (100,092)
                                          -----------       -----------       ---------                           -----------
NET INCOME                                $  (832,640)      $ 1,475,319       $(178,500)                          $   464,179
                                          ===========       ===========       =========                           ===========
NET LOSS PER SHARE                        $     (0.01)                                                            $      0.01
                                          ===========                                                             ===========

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING                       60,757,675                                                              60,757,675
                                          ===========                                                             ===========


See Notes to Pro Forma Consolidated Financial Statements (Unaudited)

SECURITY BIOMETRICS, INC. AND LIGHTEC COMMUNICATIONS CORP.
NOTES TO PRO - FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


NOTE A. The pro forma adjustments to the condensed consolidated balance sheet are as follows:

1. Instead of borrowing from its subsidiary at close for $1,250,000 the Company had to borrow from related parties on January 1, 2001.


DR Goodwill                                           1,250,000
CR Due to Lightec                                                     1,250,000

2. Instead of paying out a $4,715,470 dividend during 2001 and 2002 Lightec reinvested Dividends at 3% interest

DR Cash                                               4,715,470
CR Retained Earnings                                                  4,715,470
CR Retained Earnings - Interest for 18 mo on 50%                        106,000

3.   SBTI paid 10% interest on $3,250,000 for 18 months

DR Retained Earnings                                  487,500
CR Cash                                                               487,500

4.   SBTI paid 40% income tax on net interest income

DR Retained Earnings                                                  152,600
CR Cash                                               152,600

NOTE B: The pro forma adjustments to the condensed consolidated statements of income (loss) are:

5.   Interest expense assuming $3,250,000 was borrowed as at January 1, 2001 at
     10%


                                                     30-Jun-02      31-Dec-01
                                                     ---------      ---------
Interest expense                                      162,500         325,000


6. Interest income assuming $4,715,470 of retained earning paid out as dividend during 2001 and is retained by the Company

                                                    30-Jun-02      31-Dec-01
                                                    ---------      ---------
Interest income                                       35,000          71,000

7.   Additional income tax of 40% receivable on net interest expense

                                                     30-Jun-02       31-Dec-01
                                                     ---------       ---------
Interest income                                       (51,000)        (101,600)